UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3520 Kraft Rd, Suite 300

Naples, FL 34105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 403-4600

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In its April 28, 2016, Proxy Statement for the 2016 Annual Meeting of Stockholders of ACI Worldwide, Inc., the Company disclosed that “Messrs. Poe and Heasley attend committee meetings in an ‘ex-officio’ capacity.” In accordance with the Company’s Corporate Governance Guidelines, effective immediately, no person who does not meet the applicable independence requirements will serve as a member or an “ex-officio” member of the Company’s Audit, Compensation and Leadership Development, or Nominating and Corporate Governance Committees. Therefore, Philip G. Heasley, the Company’s Chief Executive Officer, will no longer attend committee meetings in an “ex-officio” capacity. Mr. Heasley continues to serve as a non-independent member of the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.

Dated: May 27, 2016	By:	/s/ Dennis P. Byrnes
Dennis P. Byrnes
Executive Vice President